ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2022
ACQUISITION
Summary of components of the fair value of consideration transferred	The components of the fair value of consideration transferred are as follows (in thousands):

Cash	$95,418
Contingent Consideration	13,200
Total fair value of consideration transferred	$108,618

Summary of aggregate purchase price allocated to assets acquired and liabilities assumed

The aggregate purchase price was allocated to the assets acquired and liabilities assumed as follows (in thousands):

Fair Value at
Assets acquired and liabilities assumed:	Acquisition Date
Cash and cash equivalents	$6,213
Accounts receivable	1,061
Other current assets	736
Prepaid expenses	118
Property and equipment	1,729
Other long term assets	306
Identifiable intangible assets	23,900
Goodwill	75,782
Total assets acquired	$109,845
Accounts payable and accrued expenses	(128)
Deferred income tax liability	(1,099)
Total liabilities assumed	(1,227)
Net assets acquired	$108,618